UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09521

AMG Funds

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Address of principal executive offices) (Zip code)

AMG Funds LLC

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: October 31

Date of reporting period: November 1, 2016 – October 31, 2017

(Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

AMG Funds

October 31, 2017

AMG Trilogy Emerging Markets Equity Fund

Class N: TLEVX     |     Class I: TLESX     |     Class Z: TLEIX

AMG Trilogy Emerging Wealth Equity Fund

Class N: TYWVX     |     Class I: TYWSX     |     Class Z: TYWIX

amgfunds.com	103117 AR069

AMG Funds

Annual Report—October 31, 2017

PAGE
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS AND SCHEDULES OF PORTFOLIO INVESTMENTS
AMG Trilogy Emerging Markets Equity Fund	4
AMG Trilogy Emerging Wealth Equity Fund	13

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	20
Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	22
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	23
Detail of changes in assets for the past two fiscal years

Financial Highlights	24
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	30
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	37

TRUSTEES AND OFFICERS	38

ANNUAL RENEWAL OF INVESTMENT MANAGEMENT AND SUBADVISORY AGREEMENTS	41

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds family of mutual funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

The last 12 months was a strong period for equity markets as the health of the global economy improved amid an environment of low volatility and higher returns. The S&P 500® Index, a widely followed barometer of the U.S. equity market, returned 23.63% during the fiscal year ended October 31, 2017. Small cap stocks performed even better with a 27.85% return for the small cap Russell 2000® Index.

Following the surprising U.S. presidential election results last November, interest rates spiked and pro-cyclical sectors rallied, especially financials, as the new administration’s plans for tax reform and increased fiscal spending drove a reflationary theme of stronger future economic growth. Equity market volatility fell to historic lows during the year while major indexes notched record highs. The rally in pro-cyclicals ebbed and flowed at times as investors assessed the Trump administration’s ability to enact pro-growth tax reform and infrastructure spending. Later in the year, elevated geopolitical tensions from saber-rattling in North Korea and devastation from three major hurricanes did not disrupt the equity bull market. In September, the S&P 500 Index marked eight straight quarters of positive returns and has not seen a pullback greater than 5% since the summer of 2016.

In total, all but one sector of the S&P 500 Index was positive during the last 12 months; however, there was significant dispersion in performance across sectors. Information technology and financials stocks led the Index with returns of 38.99% and 37.06%, respectively, while companies within the energy and telecommunication services sectors were the laggards with returns of 2.60% and -1.37%, respectively. International stock performance significantly improved from the prior year with a return of 23.64%, as measured by the MSCI All Country World ex-USA Index. The U.S. Dollar weakened during the year, providing a boost for international investments in Dollar terms. Additionally, emerging markets equities outperformed developed markets, as the MSCI Emerging Markets Index returned 26.45% for the year, compared with a 23.44% return for the developed market MSCI EAFE Index.

The U.S. bond market produced slightly positive returns for the year, as measured by the 0.90% return for the Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. bond market performance. Interest rates spiked following the presidential election leading to price declines for most bonds. Returns improved as interest rates generally fell through the spring and summer. Overall, 10-year U.S. Treasury Notes rose 54 basis points during the year to end at a yield of 2.38%. The U.S. Federal Reserve (the Fed) continued to normalize interest rates by hiking the federal funds rate three times and signaled further tightening in the future through benchmark interest rate increases and the gradual reduction of its massive balance sheet. Bond investors willing to accept more credit risk were rewarded with higher returns as high yield bonds performed strongly and credit spreads tightened. The Bloomberg Barclays U.S. Corporate High Yield Index ended the period with an 8.92% return.

AMG Funds appreciates the privilege of providing investment tools to you and your clients. Our foremost goal is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. By partnering with AMG’s affiliated investment boutiques, AMG Funds provides access to a distinctive array of actively managed return-oriented investment strategies. Additionally, we oversee and distribute a number of complementary open-architecture mutual funds sub advised by unaffiliated investment managers.

We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Jeffery Cerutti

President AMG

Funds

Average Annual Total Returns		Periods ended October 31, 2017*
Stocks:		1 Year	3 Years	5 Years
Large Caps	(S&P 500 Index)	23.63%	10.77%	15.18%
Small Caps	(Russell 2000® Index)	27.85%	10.12%	14.49%
International	(MSCI All Country World ex-USA Index)	23.64%	5.71%	7.29%
Bonds:
Investment Grade	(Bloomberg Barclays U.S. Aggregate Bond Index)	0.90%	2.40%	2.04%
High Yield	(Bloomberg Barclays U.S. Corporate High Yield Index)	8.92%	5.56%	6.27%
Tax-exempt	(Bloomberg Barclays U.S. Municipal Bond Index)	2.19%	3.04%	3.00%
Treasury Bills	(ICE BofA Merrill Lynch 6-Month U.S. Treasury Bill Index)	0.84%	0.56%	0.40%

*	Source: Factset. Past performance is no guarantee of future results.

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended October 31, 2017	Expense Ratio for the Period	Beginning Account Value 05/01/17	Ending Account Value 10/31/17	Expenses Paid During the Period*
AMG Trilogy Emerging Markets Equity Fund
Based on Actual Fund Return
Class N	1.26%	$1,000	$1,181	$6.93
Class I	1.00%	$1,000	$1,181	$5.50
Class Z	.85%	$1,000	$1,184	$4.68
Based on Hypothetical 5% Annual Return
Class N	1.26%	$1,000	$1,019	$6.41
Class I	1.00%	$1,000	$1,020	$5.09
Class Z	.85%	$1,000	$1,021	$4.33
AMG Trilogy Emerging Wealth Equity Fund
Based on Actual Fund Return
Class N	1.45%	$1,000	$1,181	$7.97
Class I	1.04%	$1,000	$1,183	$5.72
Class Z	1.05%	$1,000	$1,183	$5.78
Based on Hypothetical 5% Annual Return
Class N	1.45%	$1,000	$1,018	$7.37
Class I	1.04%	$1,000	$1,020	$5.30
Class Z	1.05%	$1,000	$1,020	$5.35

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

AMG Trilogy Emerging Markets Equity Fund

Portfolio Manager’s Comments (unaudited)

OVERVIEW

For the fiscal year ended October 31, 2017, the AMG Trilogy Emerging Markets Equity Fund (the “Fund”) (Class Z shares) returned 29.62%, outperforming the 26.45% return for the MSCI Emerging Markets Index (Net).

INVESTMENT ENVIRONMENT/ MARKET OUTLOOK

After a harrowing plunge at the beginning of 2016, global equity markets finished calendar year 2016 with respectable returns, with the MSCI World Index (“MSCI World”) and the MSCI Emerging Markets Index (Net) (“MSCI EM”) posting total gains of 7.5% and 11.2%, respectively, in U.S. dollar terms. The improved global growth outlook, which has continued throughout 2017, was largely responsible for the fourth quarter turnaround and we began to see the divergence of emerging markets and developed markets. Global equity markets have continued to benefit throughout 2017 from a combination of broad-based global growth and supportive central bank policies, with the MSCI All Country World Index posting a total U.S. dollar return of 19.7% for the year to date through the end of October. Once again, emerging markets have led the way, with the MSCI EM posting a total U.S. dollar return of 32.3% for the calendar year to date ending October 31. Developed markets were just slightly more subdued, with the MSCI World finishing up 18.2% for the same period. One very notable feature of this year’s impressive rally in global equity markets is that growth stocks have trounced value stocks, with MSCI’s Growth indexes for both World and EM outpacing the Value indexes by 10.5% and 14.2%, respectively.

Economic data from around the world continues to impress, with a “virtuous circle” reflecting upward revisions to growth forecasts accompanied by rising stock prices, tighter credit spreads, and rising business and consumer confidence. J.P. Morgan has recently revised up its estimate of global GDP, which looks to have posted a 3.4% annualized gain for both the third quarter and the year through September. 1 That is nearly a full percentage point above their estimate of potential growth. This implies diminishing slack in global labor and product markets, which is also consistent with strong readings on business and consumer confidence. The strong outperformance of Growth versus Value stocks noted above suggests that many market participants are pricing in a significant downshifting in global growth over the next year. That could well occur in response to China’s negative credit impulse as the nation tries to rein in excessive credit now that the key 19th Party Congress of the Communist Party has cemented President Xi Jinping’s grip on power. It could also result from the Federal Reserve’s (the Fed’s) gradual interest rate normalization, which so far has led to a flatter yield curve that has historically signaled slower growth in coming quarters.

That said, the positive feedback loops that are now evident in the global economy suggest upside risk to growth in coming quarters as capital spending kicks in as a driver of global growth. With the U.S. durable goods report for September and Germany’s October IFO survey both exceeding expectations, considerable momentum in business spending seems likely to persist well into next year. We would also note that overall financial conditions in the U.S. remain very supportive of growth, notwithstanding Fed tightening and the high likelihood of a third Fed rate hike this year at the December FOMC meeting. For example, Bloomberg’s Financial Conditions Index currently stands near its highest level over the past decade, 2 reflecting items like high equity prices, narrow credit spreads, and the broad-based weakening of the U.S. dollar over the past year.

Overall global monetary conditions also remain supportive, with Evercore ISI noting that the combined money supplies of China, the Eurozone, and the U.S. were up 9.5% in dollars in September to $53 trillion, which represents a $5 trillion increase over the past year. Moreover, the ECB (European Central Bank) decided in late October to extend its bond-buying program to September 2018, albeit at a slower pace, and, in another dovish move, used forward guidance to ensure that its modest “tapering” of bond purchases does not contribute to an unwanted tightening in financial conditions. With core inflation in the Eurozone now running at only 1.1%, 3 it appears that the first ECB rate hike will not come until mid-2019. Likewise, the Bank of Japan has been signaling that it will not retreat any time soon from its current policy stance of pegging long-term Japanese government bond yields at or near zero percent. This comes against a backdrop of Japan’s core CPI measure (excluding both food and energy prices) remaining stuck at zero in September. So even though the Fed continues its process of gradual interest rate normalization, and even though the Bank of England looks set to deliver its first interest rate hike in over a decade in November, the overall tone of global monetary policy remains highly supportive of global growth.

Emerging market central banks have also generally maintained a pro-growth bias in monetary policy, aided by the fact that overall inflation in emerging markets (“EM”) nations fell to only 2.9% in September according to Bloomberg’s CPI Index for the EM nations. That is the lowest level in the 27-year history of that data series and reflects the combined impact of stronger EM currencies and the influence of large output gaps in economies like Brazil and Russia that experienced severe economic recessions in recent years. China’s secular slowdown has also contributed to lower global inflation pressures, with that nation’s CPI in September up only 1.6% from a year earlier despite robust real GDP growth of 6.8% for the third quarter.4 Against this backdrop, China recently cut its reserve requirement ratio (RRR) from 2018 but has kept interest rates steady, while Brazil and Russia continued to cut rates in October with rate cuts of 0.75% and 0.25%, respectively. Both Brazil and Russia are expected to continue to cut rates in 2018.

In other EM news, India surprised investors with an important plan to recapitalize public sector banks by committing about one percent of GDP in recapitalization bonds. The move should help the public sector banks deleverage while breaking a logjam in new lending and investment created by their insufficient capital levels. This follows other economic reform measures regarding taxation, inflation targeting, and subsidy rationalization that are contributing to a more constructive medium-term outlook for India’s economy. Also worth noting was China’s call at the Party Congress for more balanced growth, which should in the future favor the quality of growth over pure quantitative targets. Whether that change leads to lower GDP growth targets will probably not be known until the national conference next March.

In short, the global economy is now enjoying the “sweet spot” of a broad-based and synchronized expansion accompanied by relatively muted inflation pressures that permit central banks to remain accommodative. Above-trend growth is resulting in diminished economic slack that should help inflation begin to accelerate in coming quarters, but that can be considered “a feature, not a bug” with core inflation well below target levels in major economies. Although the usual geopolitical tail risks continue to apply—especially regarding tensions related to North Korea—we believe benign economic trends and relative valuation considerations remain favorable for equities. Relative to 10-year government bond yields, which range from 0.0% in Japan to 0.4% in Germany and 2.4% in the U.S., equities still offer

AMG Trilogy Emerging Markets Equity Fund

Portfolio Manager’s Comments (continued)

attractive forward earnings yields of 5.9%, 6.6%, and 7.9%, respectively, for the MSCI World, MSCI EAFE, and MSCI EM Indexes.5

PERFORMANCE

For the twelve months ending October 31, 2017, the Fund modestly outperformed the MSCI Emerging Markets Index (Net). On a sector basis, stock selection in the consumer discretionary, consumer staples, telecommunication services, financial, utilities, industrial and material sectors contributed to positive relative performance. Underweight allocations to the telecommunication services and utilities sectors also made a positive contribution. Partially offsetting these positives was the relative underperformance of holdings in the energy sector. Underweight allocations to the real estate and information technology sectors also detracted from relative performance. Geographically, stock selection in Asia was the largest contributor to outperformance, specifically in China and India. Holdings within EMEA and Latin America also had a positive effect on fiscal year performance.

PORTFOLIO POSITIONING

With respect to the fund’s structure, trading and market activity during the fiscal year resulted in increased exposures to the industrial, information technology, materials, consumer staples and consumer discretionary sectors while exposures to the financial, health care, utilities, telecommunication services and energy sectors decreased. At the close of the period, we had overweight positions in the financial, consumer discretionary, industrial and consumer staples sectors and underweight positions in the information technology, energy, real estate, telecommunication services, utilities, materials and health care sectors relative to the benchmark. Geographically, the portfolio finished the fiscal year with exposures of 68% in Asia, 18% in EMEA and 14% in Latin America.

[1]	The World Bank.
[2]	Bloomberg.
[3]	European Central Bank.
[4]	The Organisation for Economic Co-operation and Development (OECD).
[5]	MSCI, FactSet.

This commentary reflects the viewpoints of the Trilogy Global Advisors as of October 31, 2017, and is not intended as a forecast or guarantee of future results.

AMG Trilogy Emerging Markets Equity Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The AMG Trilogy Emerging Markets Equity Fund’s cumulative return is based on the daily change in the net asset value (NAV) and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in AMG Trilogy Emerging Markets Equity Fund’s Class Z shares on March 01, 2011, to a $10,000 investment made in the MSCI Emerging Markets Index (Net) for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Trilogy Emerging Markets Equity Fund and the MSCI Emerging Markets Index (Net) for the same time periods ended October 31, 2017.

Average Annual Total Returns[1]	One Year	Five Years	Since Inception	Inception Date
AMG Trilogy Emerging Markets Equity Fund2, [3,4,5,6,7,8,9,10]
Class N	28.97%	3.85%	1.83%	03/01/12
Class I	29.34%	4.22%	0.83%	03/01/11
Class Z	29.62%	4.36%	0.95%	03/01/11
MSCI Emerging Markets Index (Net)[11]	26.45%	4.83%	2.62%	03/01/11	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2017. All returns are in U.S. dollars ($).
[2]	The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.
[3]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.
[4]	The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar investment when converted back to U.S. Dollars.
[5]	The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.
[6]	The Fund is subject to risks associated with investments in mid-cap companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
[7]	The Fund is subject to risks associated with investments in small-cap companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.
[8]	The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
[9]	Investing in initial public offerings (IPOs) is risky and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of companies that have been publicly traded for a longer period of time. Stocks purchased in IPOs generally do not have a trading history, and information about the companies may be available for very limited periods.
[10]	A short-term redemption fee of 2% will be charged on shares held for less than 60 days.
[11]

The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand,

AMG Trilogy Emerging Markets Equity Fund

Portfolio Manager’s Comments (continued)

Turkey and the United Arab Emirates. Unlike the Fund, the MSCI Emerging Markets Index (Net) is unmanaged, is not available for investment and does not incur expenses.

All MSCI data is provided ‘as is.’ The product described herein is not sponsored or endorsed and has not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the product described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Trilogy Emerging Markets Equity Fund

Fund Snapshots (unaudited)

October 31, 2017

PORTFOLIO BREAKDOWN

Sector	% of Net Assets
Financials	26.5
Information Technology	25.9
Consumer Discretionary	14.8
Consumer Staples	7.1
Industrials	7.0
Materials	6.3
Energy	4.4
Telecommunication Services	3.0
Health Care	1.6
Real Estate	0.7
Utilities	0.7
Other Assets Less Liabilities	2.0

TOP TEN HOLDINGS

Security Name	% of Net Assets
Samsung Electronics Co., Ltd.	5.3
Alibaba Group Holding, Ltd., Sponsored ADR	5.1
Taiwan Semiconductor Manufacturing Co., Ltd.	4.3
Baidu, Inc., Sponsored ADR	3.4
Naspers, Ltd., N Shares	3.1
Sberbank of Russia PJSC, Sponsored ADR	2.9
Hon Hai Precision Industry Co., Ltd.	2.6
China Construction Bank Corp., Class H	2.3
Industrial & Commercial Bank of China, Ltd., Class H	2.1
Bharti Infratel, Ltd.	1.9

Top Ten as a Group	33.0

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Trilogy Emerging Markets Equity Fund

Schedule of Portfolio Investments

October 31, 2017

	Shares	Value
Common Stocks—95.8%
Consumer Discretionary—14.8%
ANTA Sports Products, Ltd. (China)	382,108	$1,709,117
Brilliance China Automotive Holdings, Ltd. (Hong Kong)	334,000	846,399
Coway Co., Ltd. (South Korea)	6,292	547,019
Feng TAY Enterprise Co., Ltd. (Taiwan)	252,600	1,139,691
Hankook Tire Co., Ltd. (South Korea)	23,522	1,135,305
Hanon Systems (South Korea)	103,360	1,202,333
Maruti Suzuki India, Ltd. (India)	8,634	1,095,321
Mr Price Group, Ltd. (South Africa)	33,182	411,262
Naspers, Ltd., N Shares (South Africa)	17,230	4,197,791
New Oriental Education & Technology Group, Inc., Sponsored ADR (China)	9,966	829,570
Nexteer Automotive Group, Ltd. (United States)	530,000	1,037,965
Sands China, Ltd. (Macau)	228,447	1,077,731
Shenzhou International Group Holdings, Ltd. (China)	203,000	1,734,686
Smiles Fidelidade, S.A. (Brazil)	37,761	974,932
Yum China Holdings, Inc. (China)*	45,443	1,833,625
Total Consumer Discretionary		19,772,747
Consumer Staples—7.1%
Ambev, S.A., ADR (Brazil)	94,536	598,413
Bid Corp., Ltd. (South Africa)	80,014	1,760,011
Gruma SAB de CV, Class B (Mexico)	65,700	862,315
Inner Mongolia Yili Industrial Group Co., Ltd., Class A (China)	236,000	1,053,141
LG Household & Health Care, Ltd. (South Korea)	895	940,255
President Chain Store Corp. (Taiwan)	81,485	732,716
Uni-President Enterprises Corp. (Taiwan)	294,000	614,285
Wal-Mart de Mexico SAB de CV (Mexico)	519,000	1,161,891
WH Group, Ltd. (Hong Kong)[1]	591,500	599,415
Wuliangye Yibin Co., Ltd., Class A (China)	110,400	1,110,274
Total Consumer Staples		9,432,716
Energy—4.4%
Bharat Petroleum Corp., Ltd. (India)	122,649	1,026,178
China Petroleum & Chemical Corp., ADR (China)[2]	27,888	2,053,672
LUKOIL PJSC, Sponsored ADR (Russia)	14,960	794,652
Novatek PJSC, Sponsored GDR (Russia)	17,440	1,990,525
Total Energy		5,865,027
Financials—26.5%
AIA Group, Ltd. (Hong Kong)	184,000	1,386,528

	Shares	Value
Banco Bradesco, S.A., ADR (Brazil)	190,397	$2,012,496
Banco de Chile, ADR (Chile)[2]	10,639	980,065
Bancolombia, S.A., Sponsored ADR (Colombia)	24,961	942,278
Bank Rakyat Indonesia Persero Tbk PT (Indonesia)	1,011,047	1,163,210
BB Seguridade Participacoes, S.A. (Brazil)	77,887	657,372
BDO Unibank, Inc. (Philippines)	342,061	911,500
China Construction Bank Corp., Class H (China)	3,416,000	3,052,933
Credicorp, Ltd. (Peru)	9,350	1,958,264
Dongbu Insurance Co., Ltd. (South Korea)	15,844	997,492
FirstRand, Ltd. (South Africa)	367,055	1,332,348
Grupo Financiero Banorte S.A.B de CV (Mexico)	320,000	1,896,123
Grupo Financiero Galicia, S.A., ADR (Argentina)	10,041	551,251
HDFC Bank, Ltd., ADR (India)	10,584	976,903
Housing Development Finance Corp., Ltd. (India)	82,110	2,165,471
Industrial & Commercial Bank of China, Ltd., Class H (China)	3,454,412	2,748,556
Itau Unibanco Holding, S.A., Class H, Sponsored ADR (Brazil)	147,210	1,885,760
Kasikornbank PCL (Thailand)	199,000	1,365,933
PICC Property & Casualty Co., Ltd., Class H (China)	1,085,288	2,153,743
Sberbank of Russia PJSC, Sponsored ADR (Russia)	266,478	3,824,549
Shinhan Financial Group Co., Ltd. (South Korea)	18,779	843,519
The Siam Commercial Bank PCL (Thailand)	171,400	756,049
Turkiye Garanti Bankasi A.S. (Turkey)	286,144	788,356
Total Financials		35,350,699
Health Care—1.6%
Odontoprev, S.A. (Brazil)	139,204	668,084
Osstem Implant Co., Ltd. (South Korea)*	10,360	665,683
Richter Gedeon Nyrt (Hungary)	34,363	854,764
Total Health Care		2,188,531
Industrials—5.7%
Air China, Ltd., Class H (China)	632,000	602,613
The Bidvest Group, Ltd. (South Africa)	58,728	713,029
CCR, S.A. (Brazil)	156,543	869,019
Copa Holdings, S.A., Class A (Panama)	6,801	837,815
Doosan Bobcat, Inc. (South Korea)	45,218	1,462,134
Haitian International Holdings, Ltd. (China)	127,400	381,508
Hyundai Glovis Co., Ltd. (South Korea)	3,768	508,540
KOC Holding A.S. (Turkey)	351,556	1,574,227

The accompanying notes are an integral part of these financial statements.

AMG Trilogy Emerging Markets Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Industrials—5.7% (continued)
Shanghai International Airport Co., Ltd., Class A (China)	92,789	$612,861
Total Industrials		7,561,746
Information Technology—25.0%
Alibaba Group Holding, Ltd., Sponsored ADR (China)*	36,975	6,836,308
Baidu, Inc., Sponsored ADR (China)*	18,909	4,612,661
China Literature, Ltd. (China)*,1	24	171
Delta Electronics, Inc. (Taiwan)	282,720	1,360,352
Hon Hai Precision Industry Co., Ltd. (Taiwan)	936,280	3,480,101
NAVER Corp. (South Korea)	1,079	862,415
Samsung Electronics Co., Ltd. (South Korea)	2,887	7,116,762
SK Hynix, Inc. (South Korea)	27,300	2,012,903
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	705,632	5,704,543
Tencent Holdings, Ltd. (China)	30,200	1,357,342
Total Information Technology		33,343,558
Materials—6.3%
Alrosa PJSC (Russia)	333,300	428,398
Grasim Industries, Ltd. (India)	29,359	556,715
Industrias Penoles S.A.B de CV (Mexico)	25,640	597,811
Korea Zinc Co., Ltd. (South Korea)	2,117	968,371
LG Chem, Ltd. (South Korea)	4,649	1,676,228
MMC Norilsk Nickel PJSC, ADR (Russia)	50,530	929,856
Mondi PLC (South Africa)	28,890	698,680
PhosAgro PJSC, GDR (Russia)	36,364	499,982
UPL, Ltd. (India)	53,136	656,591
Vale, S.A., Sponsored ADR (Brazil)	140,109	1,371,667
Total Materials		8,384,299
Real Estate—0.7%
Emaar Malls PJSC (United Arab Emirates)	1,443,234	907,756
Telecommunication Services—3.0%
Bharti Infratel, Ltd. (India)	362,709	2,479,585
China Mobile, Ltd. (Hong Kong)	77,000	774,495

*	Non-income producing security.
[1]	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At October 31, 2017, the value of these securities amounted to $599,586 or 0.4% of net assets.
[2]	Some or all of these securities, amounting to $231,969 or 0.2% of net assets, were out on loan to various brokers.
[3]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.

	Shares	Value
Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	2,358,647	$703,742
Total Telecommunication Services		3,957,822
Utilities—0.7%
Power Grid Corp. of India, Ltd. (India)	291,402	953,357
Total Common Stocks (Cost $94,314,636)		127,718,258
Participation Notes—2.2%
Industrials—1.3%
Shanghai International Airport Co., Ltd., 03/30/18 (UBS) (China)	263,900	1,741,476
Information Technology—0.9%
Hangzhou Hikvision Digital Technology Co., Ltd., 03/19/18 (UBS) (China)	199,800	1,185,109
Total Participation Notes (Cost $1,718,813)		2,926,585

	Principal Amount
Short-Term Investments—1.8%
Repurchase Agreements—0.2%[3]
Cantor Fitzgerald Securities, Inc., dated 10/31/17,due 11/01/17, 1.080% total to be received $239,168 (collateralized by various U.S. Government Agency Obligations, 0.000%—10.000%, 12/01/17—09/20/67, totaling $243,944)	$239,161	239,161

	Shares
Other Investment Companies—1.6%
Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.93%[4]	2,207,728	2,207,728
Total Short-Term Investments (Cost $2,446,889)		2,446,889
Total Investments—99.8% (Cost $98,480,338)		133,091,732
Other Assets, less Liabilities—0.2%		293,200
Net Assets—100.0%		$133,384,932

[4]	Yield shown represents the October 31, 2017, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR   American Depositary Receipt

GDR   Global Depositary Receipt

The accompanying notes are an integral part of these financial statements.

AMG Trilogy Emerging Markets Equity Fund

Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Financials	$11,860,512	$23,490,187	—	$35,350,699
Information Technology	11,448,969	21,894,589	—	33,343,558
Consumer Discretionary	3,638,127	16,134,620	—	19,772,747
Consumer Staples	5,322,885	4,109,831	—	9,432,716
Materials	1,969,478	6,414,821	—	8,384,299
Industrials	1,706,834	5,854,912	—	7,561,746
Energy	2,053,672	3,811,355	—	5,865,027
Telecommunication Services	—	3,957,822	—	3,957,822
Health Care	668,084	1,520,447	—	2,188,531
Utilities	—	953,357	—	953,357
Real Estate	907,756	—	—	907,756
Participation Notes
Industrials	—	1,741,476	—	1,741,476
Information Technology	—	1,185,109	—	1,185,109
Short-Term Investments
Repurchase Agreements	—	239,161	—	239,161
Other Investment Companies	2,207,728	—	—	2,207,728

Total Investments in Securities	$41,784,045	$91,307,687	—	$133,091,732

As of October 31, 2017, the Fund had transfers between Level 1 and Level 2 as follows:

	Transfer into Level 1[1]	Transfer out of Level 1[1]	Transfer into Level 2[1]	Transfer out of Level 2[1]
Assets:
Common Stocks	$2,155,932	$(463,748)	$463,748	$(2,155,932)

[1]	An external pricing service is used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets. (See Note 1(a) in the Notes to Financial Statements.)

The accompanying notes are an integral part of these financial statements.

AMG Trilogy Emerging Markets Equity Fund

Schedule of Portfolio Investments (continued)

Country	% of Long-Term Investments
Argentina	0.4%
Brazil	6.9%
Chile	0.7%
China	27.3%
Colombia	0.7%
Hong Kong	2.8%
Hungary	0.7%
India	7.6%
Indonesia	1.4%
Macau	0.8%
Mexico	3.5%
Panama	0.6%
Peru	1.5%
Philippines	0.7%
Russia	6.5%
South Africa	7.0%
South Korea	16.0%
Taiwan	10.0%
Thailand	1.6%
Turkey	1.8%
United Arab Emirates	0.7%
United States	0.8%

100.0%

The accompanying notes are an integral part of these financial statements.

AMG Trilogy Emerging Wealth Equity Fund

Portfolio Manager’s Comments (unaudited)

OVERVIEW

For the fiscal year ended October 31, 2017, the AMG Trilogy Emerging Wealth Equity Fund (the “Fund”) (Class Z shares) returned 28.86%, outperforming the 26.45% return for the MSCI Emerging Markets Index (Net).

INVESTMENT ENVIRONMENT/MARKET OUTLOOK

After a harrowing plunge at the beginning of 2016, global equity markets finished calendar year 2016 with respectable returns, with the MSCI World Index (“MSCI World”) and the MSCI Emerging Markets Index (Net) (“MSCI EM”) posting total gains of 7.5% and 11.2% respectively in U.S. dollar terms. The improved global growth outlook, which has continued throughout 2017, was largely responsible for the fourth quarter turnaround and we began to see the divergence of emerging markets and developed markets. Global equity markets have continued to benefit throughout 2017 from a combination of broad-based global growth and supportive central bank policies, with the MSCI All Country World Index posting a total U.S. dollar return of 19.7% for the year to date through the end of October. Once again, emerging markets have led the way, with the MSCI EM posting a total U.S. dollar return of 32.3% for the calendar year to date ending October 31. Developed markets were just slightly more subdued, with the MSCI World finishing up 18.2% for the same period. One very notable feature of this year’s impressive rally in global equity markets is that growth stocks have trounced value stocks, with MSCI’s Growth indexes for both World and EM outpacing the Value indexes by 10.5% and 14.2% respectively.

Economic data from around the world continues to impress, with a “virtuous circle” reflecting upward revisions to growth forecasts accompanied by rising stock prices, tighter credit spreads, and rising business and consumer confidence. J.P. Morgan has recently revised up its estimate of global GDP, which looks to have posted a 3.4% annualized gain for both the third quarter and the year through September.1 That is nearly a full percentage point above their estimate of potential growth. This implies diminishing slack in global labor and product markets, which is also consistent with strong readings on business and consumer confidence. The strong outperformance of Growth versus Value stocks noted above suggests that many market participants are pricing in a significant downshifting in global growth over the next year. That could well occur in response to China’s negative credit impulse as the nation tries to rein in excessive credit now that the key 19th Party Congress of the Communist Party has cemented President Xi Jinping’s grip on power. It could also result from the Federal Reserve’s (the Fed’s) gradual interest rate normalization, which so far has led to a flatter yield curve that has historically signaled slower growth in coming quarters.

That said, the positive feedback loops that are now evident in the global economy suggest upside risk to growth in coming quarters as capital spending kicks in as a driver of global growth. With the U.S. durable goods report for September and Germany’s October IFO survey both exceeding expectations, considerable momentum in business spending seems likely to persist well into next year. We would also note that overall financial conditions in the U.S. remain very supportive of growth, notwithstanding Fed tightening and the high likelihood of a third Fed rate hike this year at the December FOMC meeting. For example, Bloomberg’s Financial Conditions Index currently stands near its highest level over the past decade, 2 reflecting items like high equity prices, narrow credit spreads, and the broad-based weakening of the U.S. dollar over the past year.

Overall global monetary conditions also remain supportive, with Evercore ISI noting that the combined money supplies of China, the Eurozone, and the U.S. were up 9.5% in dollars in September to $53 trillion, which represents a $5 trillion increase over the past year. Moreover, the ECB (European Central Bank) decided in late October to extend its bond-buying program to September 2018, albeit at a slower pace, and, in another dovish move, used forward guidance to ensure that its modest “tapering” of bond purchases does not contribute to an unwanted tightening in financial conditions. With core inflation in the Eurozone now running at only 1.1%, 3 it appears that the first ECB rate hike will not come until mid-2019. Likewise, the Bank of Japan has been signaling that it will not retreat any time soon from its current policy stance of pegging long-term Japanese government bond yields at or near zero percent. This comes against a backdrop of Japan’s core CPI measure (excluding both food and energy prices) remaining stuck at zero in September. So even though the Fed continues its process of gradual interest rate normalization, and even though the Bank of England looks set to deliver its first interest rate hike in over a decade in November, the overall tone of global monetary policy remains highly supportive of global growth.

Emerging market central banks have also generally maintained a pro-growth bias in monetary policy, aided by the fact that overall inflation in emerging markets (“EM”) nations fell to only 2.9% in September according to Bloomberg’s CPI Index for the EM nations. That is the lowest level in the 27-year history of that data series and reflects the combined impact of stronger EM currencies and the influence of large output gaps in economies like Brazil and Russia that experienced severe economic recessions in recent years. China’s secular slowdown has also contributed to lower global inflation pressures, with that nation’s CPI in September up only 1.6% from a year earlier despite robust real GDP growth of 6.8% for the third quarter.4 Against this backdrop, China recently cut its reserve requirement ratio (RRR) from 2018 but has kept interest rates steady, while Brazil and Russia continued to cut rates in October with rate cuts of 0.75% and 0.25%, respectively. Both Brazil and Russia are expected to continue to cut rates in 2018.

In other EM news, India surprised investors with an important plan to recapitalize public sector banks by committing about one percent of GDP in recapitalization bonds. The move should help the public sector banks deleverage while breaking a logjam in new lending and investment created by their insufficient capital levels. This follows other economic reform measures regarding taxation, inflation targeting, and subsidy rationalization that are contributing to a more constructive medium-term outlook for India’s economy. Also worth noting was China’s call at the Party Congress for more balanced growth, which should in the future favor the quality of growth over pure quantitative targets. Whether that change leads to lower GDP growth targets will probably not be known until the national conference next March.

In short, the global economy is now enjoying the “sweet spot” of a broad-based and synchronized expansion accompanied by relatively muted inflation pressures that permit central banks to remain accommodative. Above-trend growth is resulting in diminished economic slack that should help inflation begin to accelerate in coming quarters, but that can be considered “a feature, not a bug” with core inflation well below target levels in major economies. Although the usual geopolitical tail risks continue to apply—especially regarding tensions related to North Korea—we believe benign economic trends and relative valuation considerations remain favorable for equities. Relative to 10-year government bond yields, which range from 0.0% in Japan to 0.4% in Germany and 2.4% in the U.S., equities still offer

AMG Trilogy Emerging Wealth Equity Fund

Portfolio Manager’s Comments (continued)

attractive forward earnings yields of 5.9%, 6.6%, and 7.9% respectively for the MSCI World, MSCI EAFE, and MSCI EM Indexes.5

PERFORMANCE

For the twelve months ending October 31, 2017, the Fund modestly outperformed the MSCI Emerging Markets Index (Net). On a sector basis, stock selection in the financial, consumer discretionary, telecommunication services, consumer staples and health care sectors contributed to positive relative performance. Partially offsetting these positives was the relative underperformance of holdings in the information technology and energy sectors. Geographically, stock selection in Emerging Markets had a positive impact on performance, particularly in South Africa, Russia, India and Indonesia. The Fund’s

overweight position in China also contributed positively to relative performance. The Fund’s holdings in Developed Markets (“DM”), specifically the United States, detracted from relative gains.

PORTFOLIO POSITIONING

With respect to the Fund’s structure, trading and market activity during the fiscal year resulted in increased exposures to the financials, telecommunication services, consumer discretionary and materials sectors while exposures to the information technology, consumer staples, energy, health care and industrial sectors decreased. At the close of the period, the Fund had overweight positions in the consumer discretionary, financials, consumer staples and health care sectors and underweight positions in the energy, information technology, materials, telecommunication services, industrials, real estate and utilities sectors relative to the benchmark. Geographically, the Fund finished the fiscal year with exposures of 82% in Emerging Markets and 18% in Developed Markets.

[1]	The World Bank.
[2]	Bloomberg.
[3]	European Central Bank.
[4]	The Organisation for Economic Co-operation and Development (OECD).
[5]	MSCI, FactSet.

This commentary reflects the viewpoints of Trilogy Global Advisors as of October 31, 2017, and is not intended as a forecast or guarantee of future results.

AMG Trilogy Emerging Wealth Equity Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The AMG Trilogy Emerging Wealth Equity Fund’s cumulative return is based on the daily change in the net asset value (NAV) and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in AMG Trilogy Emerging Wealth Equity Fund’s Class Z shares on March 19, 2015, to a $10,000 investment made in the MSCI Emerging Markets Index (Net) for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Trilogy Emerging Wealth Equity Fund and the MSCI Emerging Markets Index (Net) for the same time periods ended October 31, 2017.

Average Annual Total Returns [1]	One Year	Since Inception	Inception Date
AMG Trilogy Emerging Wealth Equity Fund2, [3,4,5,6,7,8]
Class N	28.31%	10.53%	03/19/15
Class I	28.73%	10.79%	03/19/15
Class Z	28.86%	10.91%	03/19/15
MSCI Emerging Markets Index (Net)[9]	26.45%	8.46%	03/19/15	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2017. All returns are in U.S. dollars ($).
[2]	The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.
[3]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.
[4]	The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar investment when converted back to U.S. Dollars.
[5]	The Fund is subject to risks associated with investments in mid-cap companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
[6]	The Fund is subject to risks associated with investments in small-cap companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.
[7]	The Fund may invest in derivatives, such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
[8]	A short-term redemption fee of 2% will be charged on shares held for less than 60 days.
[9]	The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index (Net) consists of 24 emerging market country indices. Unlike the Fund, the MSCI Emerging Markets Index (Net) is unmanaged, is not available for investment and does not incur expenses.

All MSCI data is provided ‘as is.’ The product described herein is not sponsored or endorsed and has not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the product described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Trilogy Emerging Wealth Equity Fund

Fund Snapshots (unaudited)

October 31, 2017

PORTFOLIO BREAKDOWN

Sector	% of Net Assets
Financials	29.9
Consumer Discretionary	29.3
Information Technology	21.9
Consumer Staples	8.4
Health Care	3.0
Materials	2.3
Industrials	1.5
Telecommunication Services	1.0
Energy	0.3
Other Assets Less Liabilities	2.4

TOP TEN HOLDINGS

Security Name	% of Net Assets
Baidu, Inc., Sponsored ADR	6.7
Alibaba Group Holding, Ltd., Sponsored ADR	5.4
Naspers, Ltd., N Shares	5.2
Sberbank of Russia PJSC, Sponsored ADR	4.9
Sands China, Ltd.	4.8
China Construction Bank Corp., Class H	4.0
QUALCOMM, Inc.	3.9
Yum China Holdings, Inc.	3.8
LG Household & Health Care, Ltd.	3.8
AIA Group, Ltd.	3.4

Top Ten as a Group	45.9

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Trilogy Emerging Wealth Equity Fund

Schedule of Portfolio Investments

October 31, 2017

	Shares	Value
Common Stocks—96.3%
Consumer Discretionary—29.3%
BorgWarner, Inc. (United States)	2,482	$130,851
Ctrip.com International, Ltd., ADR (China)*	35,071	1,679,550
Hermes International (France)	384	199,337
LVMH Moet Hennessy Louis Vuitton SE (France)	819	244,278
MakeMyTrip, Ltd. (India)*,1	15,245	416,188
Maruti Suzuki India, Ltd. (India)	11,653	1,478,316
Moncler SpA (Italy)	8,010	227,393
Mr Price Group, Ltd. (South Africa)	16,268	201,628
Naspers, Ltd., N Shares (South Africa)	12,973	3,160,647
New Oriental Education & Technology Group, Inc., Sponsored ADR (China)	2,873	239,148
NIKE, Inc., Class B (United States)	3,686	202,693
The Priceline Group, Inc. (United States)*	176	336,505
Samsonite International, S.A. (United States)	393,300	1,642,039
Sands China, Ltd. (Macau)	630,400	2,974,000
Starbucks Corp. (United States)	20,864	1,144,182
The Walt Disney Co. (United States)	1,530	149,649
Yum China Holdings, Inc. (China)*	57,523	2,321,053
Yum! Brands, Inc. (United States)	10,257	763,634
Zee Entertainment Enterprises, Ltd. (India)	49,733	416,488
Total Consumer Discretionary		17,927,579
Consumer Staples—8.4%
Gruma SAB de CV, Class B (Mexico)	67,800	889,878
Kimberly-Clark de Mexico, SAB de CV, Class A (Mexico)	118,600	204,020
Kweichow Moutai Co., Ltd., Class A (China)	4,890	456,238
LG Household & Health Care, Ltd. (South Korea)	2,193	2,303,888
Wal-Mart de Mexico SAB de CV (Mexico)	356,800	798,772
Wuliangye Yibin Co., Ltd., Class A (China)	49,142	494,213
Total Consumer Staples		5,147,009
Energy—0.3%
Schlumberger, Ltd. (United States)	2,641	169,024
Financials—28.6%
AIA Group, Ltd. (Hong Kong)	278,200	2,096,370

	Shares	Value
Bank Mandiri Persero Tbk PT (Indonesia)	633,000	$328,781
China Construction Bank Corp., Class H (China)	2,729,900	2,439,755
China Merchants Bank Co., Ltd., Class H (China)	375,500	1,433,907
Credicorp, Ltd. (Peru)	1,130	236,667
FirstRand, Ltd. (South Africa)	101,219	367,408
HDFC Bank, Ltd., ADR (India)	14,922	1,377,301
Housing Development Finance Corp., Ltd. (India)	25,408	670,080
Industrial & Commercial Bank of China, Ltd., Class H (China)	1,721,000	1,369,340
Kasikornbank PCL (Thailand)	87,200	577,551
PICC Property & Casualty Co., Ltd., Class H (China)	1,024,000	2,032,118
Sberbank of Russia PJSC, Sponsored ADR (Russia)	208,455	2,991,791
Turkiye Garanti Bankasi A.S. (Turkey)	575,486	1,585,522
Total Financials		17,506,591
Health Care—3.0%
Fresenius SE & Co. KGaA (Germany)	1,661	139,053
Jiangsu Hengrui Medicine Co., Ltd., Class A (China)	28,000	284,194
Novo Nordisk A/S, Class B (Denmark)	15,480	770,731
Richter Gedeon Nyrt (Hungary)	6,995	173,998
Yunnan Baiyao Group Co., Ltd., Class A (China)	27,657	437,511
Total Health Care		1,805,487
Industrials—1.5%
Eicher Motors, Ltd. (India)	671	334,212
FANUC Corp. (Japan)	600	140,295
Havells India, Ltd. (India)	44,546	333,829
KOC Holding A.S. (Turkey)	24,173	108,244
Total Industrials		916,580
Information Technology—21.9%
Alibaba Group Holding, Ltd., Sponsored ADR (China)*	17,871	3,304,169
Baidu, Inc., Sponsored ADR (China)*	16,745	4,084,775
China Literature, Ltd. (China)*,2	19	137
Infineon Technologies AG (Germany)	58,459	1,616,862
Mastercard, Inc., Class A (United States)	2,356	350,502

The accompanying notes are an integral part of these financial statements.

AMG Trilogy Emerging Wealth Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology—21.9% (continued)
QUALCOMM, Inc. (United States)	46,992	$2,397,062
Taiwan Semiconductor Manufacturing Co., Ltd.,
Sponsored ADR (Taiwan)	12,589	532,892
Tencent Holdings, Ltd. (China)	24,200	1,087,672
Total Information Technology		13,374,071
Materials—2.3%
Asian Paints, Ltd. (India)	54,983	1,004,029
Chr Hansen Holding A/S (Denmark)	4,627	404,908
Total Materials		1,408,937
Telecommunication Services—1.0%
Bharti Infratel, Ltd. (India)	90,586	619,272
Total Common Stocks (Cost $45,100,747)		58,874,550
Preferred Stocks—1.3%
Financials—1.3%
Banco Bradesco, S.A. (Brazil)	39,874	423,691
Itau Unibanco Holding, S.A. (Brazil)	29,876	385,494
Total Financials		809,185
Total Preferred Stocks (Cost $660,472)		809,185

	Principal Amount	Value
Short-Term Investments—2.5%
Repurchase Agreements—0.3%[3]
Cantor Fitzgerald Securities, Inc., dated 10/31/17, due 11/01/17, 1.080% total to be received $181,657 (collateralized by various U.S. Government Agency Obligations, 0.000%—10.000%, 12/01/17—09/20/67, totaling $185,285)	$181,652	$181,652

	Shares
Other Investment Companies—2.2%
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class Shares, 1.00%[4]	1,362,385	1,362,385
Total Short-Term Investments (Cost $1,544,037)		1,544,037
Total Investments—100.1% (Cost $47,305,256)		61,227,772
Other Assets, less Liabilities—(0.1)%		(71,699)
Net Assets—100.0%		$61,156,073

*	Non-income producing security.
1	Some or all of these securities, amounting to $188,588 or 0.3% of net assets, were out on loan to various brokers.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At October 31, 2017, the value of these securities amounted to $137 or 0.0% of net assets.
3	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.
4	Yield shown represents the October 31, 2017, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
ADR	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

AMG Trilogy Emerging Wealth Equity Fund

Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$7,383,453	$10,544,126	—	$17,927,579
Financials	1,613,968	15,892,623	—	17,506,591
Information Technology	10,669,400	2,704,671	—	13,374,071
Consumer Staples	4,196,558	950,451	—	5,147,009
Health Care	437,511	1,367,976	—	1,805,487
Materials	—	1,408,937	—	1,408,937
Industrials	—	916,580	—	916,580
Telecommunication Services	—	619,272	—	619,272
Energy	169,024	—	—	169,024
Preferred Stocks†	809,185	—	—	809,185
Short-Term Investments
Repurchase Agreements	—	181,652	—	181,652
Other Investment Companies	1,362,385	—	—	1,362,385

Total Investments in Securities	$26,641,484	$34,586,288	—	$61,227,772

†	All preferred stocks held in the Fund are Level 1 securities. For a detailed breakout of preferred stocks by major industry classification, please refer to Schedule of Portfolio Investments.

As of October 31, 2017, the Fund had no transfers between levels from the beginning of the reporting period.

Country	% of Long-Term Investments
Brazil	1.4%
China	36.3%
Denmark	2.0%
France	0.7%
Germany	2.9%
Hong Kong	3.5%
Hungary	0.3%
India	11.1%
Indonesia	0.6%
Italy	0.4%
Japan	0.2%
Macau	5.0%

Country	% of Long-Term Investments
Mexico	3.2%
Peru	0.4%
Russia	5.0%
South Africa	6.2%
South Korea	3.9%
Taiwan	0.9%
Thailand	1.0%
Turkey	2.8%
United States	12.2%

100.0%

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2017

	AMG Trilogy Emerging Markets Equity Fund	AMG Trilogy Emerging Wealth Equity Fund
Assets:
Investments at Value* (including securities on loan valued at $231,969, and $188,588, respectively)	$133,091,732	$61,227,772
Foreign currency**	433,053	306,276
Receivable for investments sold	247,247	—
Dividend, interest and other receivables	67,188	17,356
Receivable for Fund shares sold	6,269	—
Prepaid expenses	7,912	8,514
Total assets	133,853,401	61,559,918
Liabilities:
Payable upon return of securities loaned	239,161	181,652
Payable for Fund shares repurchased	179	30,295
Payable for foreign capital gains tax	60,611	80,697
Accrued expenses:
Investment advisory and management fees	61,997	37,208
Administrative fees	16,908	7,717
Distribution fees	79	5
Shareholder service fees	336	74
Professional fees	39,916	37,679
Trustee fees and expenses	1,283	559
Other	47,999	27,959
Total liabilities	468,469	403,845
Net Assets	$133,384,932	$61,156,073
* Investments at cost	$98,480,338	$47,305,256
** Foreign currency at cost	$428,732	$304,479

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities (continued)

	AMG Trilogy Emerging Markets Equity Fund	AMG Trilogy Emerging Wealth Equity Fund
Net Assets Represent:
Paid-in capital	$111,866,471	$43,903,324
Undistributed net investment income	1,591,291	407,587
Accumulated net realized gain (loss) from investments	(14,628,106)	3,001,394
Net unrealized appreciation of investments	34,555,276	13,843,768
Net Assets	$133,384,932	$61,156,073
Class N:
Net Assets	$350,162	$10,315
Shares outstanding	34,641	797
Net asset value, offering and redemption price per share	$10.11	$12.94
Class I:
Net Assets	$2,206,645	$1,645,747
Shares outstanding	218,362	127,006
Net asset value, offering and redemption price per share	$10.11	$12.96
Class Z:
Net Assets	$130,828,125	$59,500,011
Shares outstanding	13,004,546	4,588,894
Net asset value, offering and redemption price per share	$10.06	$12.97

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the fiscal year ended October 31, 2017

	AMG Trilogy Emerging Markets Equity Fund	AMG Trilogy Emerging Wealth Equity Fund
Investment Income:
Dividend income	$3,105,715	$1,112,484
Securities lending income	14,365	1,118
Foreign withholding tax	(331,173)	(74,040)
Total investment income	2,788,907	1,039,562
Expenses:
Investment advisory and management fees	643,149	301,450
Administrative fees	175,404	82,214
Distribution fees—Class N	1,102	35
Shareholder servicing fees—Class N	796	21
Shareholder servicing fees—Class I	2,788	11,364
Professional fees	51,702	47,491
Registration fees	53,719	62,181
Transfer agent fees	3,808	9,202
Custodian fees	78,750	30,935
Reports to shareholders	6,134	10,108
Trustee fees and expenses	7,561	3,445
Miscellaneous	5,996	3,341
Repayment of prior reimbursements	—	25,175
Total expenses before offsets	1,030,909	586,962
Expense reimbursements	—	(46)
Expense reductions	—	(2,184)
Fee waivers	—	(3,592)
Net expenses	1,030,909	581,140
Net investment income	1,757,998	458,422
Net Realized and Unrealized Gain:
Net realized gain on investments[1]	2,267,925	4,863,953
Net realized gain (loss) on foreign currency transactions	34,284	(33,246)
Net change in unrealized appreciation/depreciation on investments	27,278,146	9,295,514
Net change in unrealized appreciation/depreciation on foreign currency translations	38,752	17,580
Net realized and unrealized gain	29,619,107	14,143,801
Net increase in net assets resulting from operations	$31,377,105	$14,602,223

[1]	Net of foreign capital gains tax withheld of $0 and $13,299 for AMG Trilogy Emerging Markets Equity Fund and AMG Trilogy Emerging Wealth Equity Fund, respectively.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

For the fiscal years ended October 31

	AMG Trilogy Emerging Markets Equity Fund#		AMG Trilogy Emerging Wealth Equity Fund#
	2017	2016	2017	2016
Increase in Net Assets Resulting From Operations:
Net investment income	$1,757,998	$1,187,410	$458,422	$353,811
Net realized gain (loss) on investments and foreign currency transactions	2,302,209	(6,550,155)	4,830,707	(1,388,156)
Net change in unrealized appreciation/depreciation of investments	27,316,898	16,201,121	9,313,094	5,827,848
Net increase in net assets resulting from operations	31,377,105	10,838,376	14,602,223	4,793,503
Distributions to Shareholders:
From net investment income:
Class N	(3,563)	(298)	(43)	—
Class I	(13,706)	(6,337)	(110,149)	(41,684)
Class Z	(1,230,808)	(1,048,317)	(269,406)	(37,036)
Total distributions to shareholders	(1,248,077)	(1,054,952)	(379,598)	(78,720)
Capital Share Transactions:[1]
Net increase (decrease) from capital share transactions	(598,201)	(2,622,423)	(492,785)	12,488,604
Total increase in net assets	29,530,827	7,161,001	13,729,840	17,203,387
Net Assets:
Beginning of year	103,854,105	96,693,104	47,426,233	30,222,846
End of year	$133,384,932	$103,854,105	$61,156,073	$47,426,233
End of year undistributed net investment income	$1,591,291	$1,047,086	$407,587	$362,009

#	Effective October 1, 2016, the Fund’s share classes were renamed as described in Note 1 of the Notes to the Financial Statements.
[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

AMG Trilogy Emerging Markets Equity Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class N	2017	2016#	2015	2014	2013
Net Asset Value, Beginning of Year	$7.91	$7.23	$8.83	$8.73	$8.57
Income (loss) from Investment Operations:
Net investment income[1,2]	0.09	0.06	0.06	0.11 [3]	0.08
Net realized and unrealized gain (loss) on investments	2.18	0.66	(1.66)	0.02	0.14
Total income (loss) from investment operations	2.27	0.72	(1.60)	0.13	0.22
Less Distributions to Shareholders from:
Net investment income	(0.07)	(0.04)	—	(0.03)	(0.06)
Total distributions to shareholders	(0.07)	(0.04)	—	(0.03)	(0.06)
Net Asset Value, End of Year	$10.11	$7.91	$7.23	$8.83	$8.73
Total Return[2]	28.97%[4]	10.01%	(18.12)%	1.55%	2.51%
Ratio of net expenses to average net assets	1.31%	1.44%	1.45%	1.42%[5]	1.55%[5,6,7]
Ratio of gross expenses to average net assets[8]	1.31%	1.44%	1.45%	1.43%	1.56%[6,7]
Ratio of net investment income to average net assets[2]	1.08%	0.81%	0.76%	1.30%	1.00%[6,7]
Portfolio turnover	29%	33%	45%	35%	47%
Net assets end of year (000’s) omitted	$350	$497	$57	$79	$291

AMG Trilogy Emerging Markets Equity Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class I	2017	2016#	2015	2014	2013
Net Asset Value, Beginning of Year	$7.90	$7.19	$8.88	$8.78	$8.58
Income (loss) from Investment Operations:
Net investment income[1,2]	0.12	0.08	0.05	0.12 [3]	0.07
Net realized and unrealized gain (loss) on investments	2.18	0.67	(1.62)	0.04	0.17
Total income (loss) from investment operations	2.30	0.75	(1.57)	0.16	0.24
Less Distributions to Shareholders from:
Net investment income	(0.09)	(0.04)	(0.12)	(0.06)	(0.04)
Total distributions to shareholders	(0.09)	(0.04)	(0.12)	(0.06)	(0.04)
Net Asset Value, End of Year	$10.11	$7.90	$7.19	$8.88	$8.78
Total Return[2]	29.34%[4]	10.48%[4]	(17.82)%[4]	1.85%[4]	2.82%[4]
Ratio of net expenses to average net assets	1.03%	1.07%	1.00%	1.04%[5]	1.15%[5,6,7]
Ratio of gross expenses to average net assets[8]	1.03%	1.07%	1.00%	1.05%	1.16%[6,7]
Ratio of net investment income to average net assets[2]	1.36%	1.14%	0.65%	1.37%	0.84%[6,7]
Portfolio turnover	29%	33%	45%	35%	47%
Net assets end of year (000’s) omitted	$2,207	$1,271	$1,203	$26,239	$28,093

AMG Trilogy Emerging Markets Equity Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class Z	2017	2016#	2015	2014	2013
Net Asset Value, Beginning of Year	$7.86	$7.20	$8.89	$8.78	$8.59
Income (loss) from Investment Operations:
Net investment income[1,2]	0.13	0.09	0.09	0.13 [3]	0.08
Net realized and unrealized gain (loss) on investments	2.16	0.65	(1.65)	0.05	0.17
Total income (loss) from investment operations	2.29	0.74	(1.56)	0.18	0.25
Less Distributions to Shareholders from:
Net investment income	(0.09)	(0.08)	(0.13)	(0.07)	(0.06)
Total distributions to shareholders	(0.09)	(0.08)	(0.13)	(0.07)	(0.06)
Net Asset Value, End of Year	$10.06	$7.86	$7.20	$8.89	$8.78
Total Return[2]	29.62%[4]	10.52%	(17.69)%	2.05%	2.85%
Ratio of net expenses to average net assets	0.88%	0.94%	0.95%	0.92%[5]	1.05%[5,6,7]
Ratio of gross expenses to average net assets[8]	0.88%	0.94%	0.95%	0.93%	1.06%[6,7]
Ratio of net investment income to average net assets[2]	1.51%	1.25%	1.18%	1.53%	0.93%[6,7]
Portfolio turnover	29%	33%	45%	35%	47%
Net assets end of year (000’s) omitted	$130,828	$102,086	$95,434	$110,366	$103,538

#	Effective October 1, 2016, Investor Class, Service Class and Institutional Class were renamed Class N, Class I and Class Z, respectively.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	Includes non-recurring dividends. Without these dividends, net investment income per class would have been $0.10, $0.11, and $0.12 for Class N, Class I and Class Z, respectively.
[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[5]	Includes reduction from broker recapture amounting to 0.01%.
[6]	Includes tax expense of $112 or 0.06%, $9,694 or 0.05% and $36,132 or 0.04% of average net assets for the Class N, Class I and Class Z, respectively.
[7]	Includes non-routine extraordinary expenses amounting to 0.018%, 0.021% and 0.023% of average net assets for the Class N, Class I, and Class Z, respectively.
[8]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

AMG Trilogy Emerging Wealth Equity Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal years ended October 31,		For the fiscal period ended October 31, 2015[1]
Class N	2017	2016#
Net Asset Value, Beginning of Period	$10.13	$9.34	$10.00
Income (loss) from Investment Operations:
Net investment income[2,3]	0.05	0.05	0.04
Net realized and unrealized gain (loss) on investments	2.80	0.74	(0.70)
Total income (loss) from investment operations	2.85	0.79	(0.66)
Less Distributions to Shareholders from:
Net investment income	(0.04)	—	—
Total distributions to shareholders	(0.04)	—	—
Net Asset Value, End of Period	$12.94	$10.13	$9.34
Total Return[3,4]	28.31%	8.46%	(6.60)%[5]
Ratio of net expenses to average net assets	1.45%[6,7]	1.44%	1.33%[8]
Ratio of gross expenses to average net assets[9]	1.45%[7]	1.53%	1.65%[8]
Ratio of net investment income to average net assets[3]	0.45%	0.51%	0.65%[8]
Portfolio turnover	68%	58%	45%[5]
Net assets end of period (000’s) omitted	$10	$10	$9

AMG Trilogy Emerging Wealth Equity Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal years ended October 31,		For the fiscal period ended October 31, 2015[1]
Class I	2017	2016#
Net Asset Value, Beginning of Period	$10.14	$9.34	$10.00
Income (loss) from Investment Operations:
Net investment income[2,3]	0.08	0.07	0.04
Net realized and unrealized gain (loss) on investments	2.81	0.75	(0.70)
Total income (loss) from investment operations	2.89	0.82	(0.66)
Less Distributions to Shareholders from:
Net investment income	(0.07)	(0.02)	—
Total distributions to shareholders	(0.07)	(0.02)	—
Net Asset Value, End of Period	$12.96	$10.14	$9.34
Total Return[3,4]	28.73%	8.77%	(6.60)%[5]
Ratio of net expenses to average net assets	1.12%[6,7]	1.16%	1.16%[8]
Ratio of gross expenses to average net assets[9]	1.16%[7]	1.24%	1.45%[8]
Ratio of net investment income to average net assets[3]	0.78%	0.79%	0.61%[8]
Portfolio turnover	68%	58%	45%[5]
Net assets end of period (000’s) omitted	$1,646	$16,639	$22,432

AMG Trilogy Emerging Wealth Equity Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal years ended October 31,		For the fiscal period ended October 31,
Class Z	2017	2016#	2015[1]
Net Asset Value, Beginning of Period	$10.15	$9.35	$10.00
Income (loss) from Investment Operations:
Net investment income[2,3]	0.10	0.09	0.04
Net realized and unrealized gain (loss) on investments	2.80	0.74	(0.69)
Total income (loss) from investment operations	2.90	0.83	(0.65)
Less Distributions to Shareholders from:
Net investment income	(0.08)	(0.03)	—
Total distributions to shareholders	(0.08)	(0.03)	—
Net Asset Value, End of Period	$12.97	$10.15	$9.35
Total Return[3,4]	28.86%	8.86%	(6.50)%[5]
Ratio of net expenses to average net assets	1.05%[6,7]	1.05%	1.05%[8]
Ratio of gross expenses to average net assets[9]	1.05%[7]	1.15%	1.50%[8]
Ratio of net investment income to average net assets[3]	0.85%	0.94%	0.64%[8]
Portfolio turnover	68%	58%	45%[5]
Net assets end of period (000’s) omitted	$59,500	$30,777	$7,782

#	Effective October 1, 2016, Investor Class, Service Class and Institutional Class were renamed Class N, Class I and Class Z, respectively.
[1]	Commencement of operations was on March 20, 2015.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income would have been lower had certain expenses not been offset.
[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[5]	Not annualized.
[6]	Includes reduction from broker recapture amounting to less than 0.01%.
[7]	Such ratio includes recapture of waived/reimbursed fees from prior periods amounting to 0.04%.
[8]	Annualized.
[9]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

Notes to Financial Statements

October 31, 2017

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG Trilogy Emerging Markets Equity Fund (“Emerging Markets Equity”) and AMG Trilogy Emerging Wealth Equity Fund (“Emerging Wealth Equity”), each a “Fund” and collectively, the “Funds.”

Each Fund offers different classes of shares, which effective October 1, 2016, were renamed. Each Fund previously offered Investor Class, Service Class and Institutional Class shares which were renamed Class N, Class I and Class Z, respectively. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may pay different distribution amounts to the extent the net asset value per share and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Fund, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Notes to Financial Statements (continued)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact, as soon as the Funds become aware of the ex-dividend date, except for Korean securities where dividends are recorded on confirmation date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trust and other trusts within the AMG Funds family of mutual funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

Emerging Wealth Equity had certain portfolio trades directed to various brokers under a brokerage recapture program. Credits received from the brokerage recapture program are earned and paid on a monthly basis, and are recorded as expense offsets, which serve to reduce the Funds’ overall expense ratio. For the fiscal year ended October 31, 2017, the impact on the expense ratio, if any, was $2,184 or less than 0.00%.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are due to foreign currency transactions. Temporary differences are due to wash sale loss deferrals.

The tax character of distributions paid during the fiscal years ended October 31, 2017 and October 31, 2016 were as follows:

	Emerging Markets Equity		Emerging Wealth Equity
	2017	2016	2017	2016
Distributions paid from:
Ordinary income	$1,248,077	$1,054,952	$379,598	$78,720
Short-term capital gains	—	—	—	—
Long-term capital gains	—	—	—	—

	$1,248,077	$1,054,952	$379,598	$78,720

As of October 31, 2017, the components of distributable earnings (excluding unrealized appreciation/depreciation) on tax basis consisted of:

	Emerging Markets Equity	Emerging Wealth Equity
Capital loss carryforward	$13,314,600	—
Undistributed ordinary income	1,591,137	$407,587
Undistributed short-term capital gains	—	—
Undistributed long-term capital gains	—	3,251,699
Late-year loss deferral	—	—

Notes to Financial Statements (continued)

At October 31, 2017, the approximate cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax were as follows:

Fund	Cost	Appreciation	Depreciation	Net
Emerging Markets Equity	$99,793,844	$36,296,746	$(2,998,858)	$33,297,888
Emerging Wealth Equity	47,555,561	14,357,300	(685,089)	13,672,211

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of October 31, 2017, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred may be carried forward for an unlimited time period, and retain their tax character as either short-term or long-term capital losses.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of October 31, 2017, the following Funds had accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains, if any, through the expiration dates listed or in the case of post-enactment losses, for an unlimited time period.

	Capital Loss Carryover Amounts
Fund	Short-Term	Long-Term
Emerging Markets Equity	$1,778,256	$11,536,344
Emerging Wealth Equity	—	—

For the fiscal year ended October 31, 2017 the following funds utilizied capital loss carryover in the amount of:

	Capital Loss Carryover Utilized
Fund	Short-Term	Long-Term
Emerging Markets Equity	$823,015	$1,023,325
Emerging Wealth Equity	1,467,138	30,869

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. Emerging Markets Equity and Emerging Wealth Equity will deduct a 2.00% redemption fee from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 60 days of the purchase of those shares. For the fiscal year ended October 31, 2017, Emerging Markets Equity and Emerging Wealth Equity had redemption fees amounting to $0 and $23, respectively. These amounts are netted against the cost of shares repurchased in the Statements of Changes in Net Assets.

Notes to Financial Statements (continued)

For the fiscal years ended October 31, 2017 and October 31, 2016, the capital stock transactions by class for the Funds were as follows:

	Emerging Markets Equity				Emerging Wealth Equity
	October 31, 2017		October 31, 2016		October 31, 2017		October 31, 2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	13,011	$113,201	56,044	$424,705	797	$9,501	—	—
Reinvestment of distributions	479	3,563	43	298	4	43	—	—
Cost of shares repurchased	(41,654)	(368,222)	(1,118)	(7,656)	(1,004)	(12,999)	—	—

Net increase (decrease)	(28,164)	$(251,458)	54,969	$417,347	(203)	$(3,455)	—	—

Class I:
Proceeds from sale of shares	214,674	$1,905,830	36,729	$259,863	120,767	$1,201,712	238,406	$2,139,951
Reinvestment of distributions	1,841	13,662	918	6,318	11,539	110,089	4,561	41,684
Cost of shares repurchased	(159,058)	(1,492,792)	(43,953)	(297,616)	(1,646,648)	(18,500,919)	(1,002,375)	(9,332,668)

Net increase (decrease)	57,457	$426,700	(6,306)	$(31,435)	(1,514,342)	$(17,189,118)	(759,408)	$(7,151,003)

Class Z:
Proceeds from sale of shares	442,506	$3,553,862	1,126,985	$6,820,416	1,765,419	$19,159,526	2,317,956	$20,776,763
Reinvestment of distributions	149,032	1,098,366	144,424	987,860	3,885	37,064	1,109	10,136
Cost of shares repurchased	(574,023)	(5,425,671)	(1,544,360)	(10,816,611)	(212,978)	(2,496,802)	(118,583)	(1,147,262)

Net increase (decrease)	17,515	$(773,443)	(272,951)	$(3,008,335)	1,556,326	$16,699,788	2,200,482	$19,639,637

At October 31, 2017, certain unaffiliated shareholders of record individually or collectively held greater than 10% of the net assets of the Funds as follows: Emerging Markets Equity - one owns 82%. Transactions by this shareholder may have a material impact on the Fund.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into third-party repurchase agreements for temporary cash management purposes and third-party joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM on joint repurchase agreements.

At October 31, 2017, the market value of Repurchase Agreements outstanding for Emerging Markets Equity and Emerging Wealth Equity were $239,161, and $181,652, respectively.

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

j. FOREIGN SECURITIES

The Funds invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets,

Notes to Financial Statements (continued)

political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. A Fund’s investments in emerging market countries are exposed to additional risks. A Fund’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Realized gains in certain countries may be subject to foreign taxes at the Fund level and would pay such foreign taxes at the appropriate rate for each jurisdiction.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisers for the Funds (subject to Board approval) and monitors each subadviser’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by Trilogy Global Advisors, L.P. (“Trilogy”), who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in Trilogy.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. Effective October 1, 2016, the Funds’ investment management fees are paid at the following annual rate of each Fund’s respective average daily net assets:

Emerging Markets Equity	0.55%
Emerging Wealth Equity	0.55%

Prior to October 1, 2016, the annual rate for the investment management fees was 0.70% and 0.70% of each Fund’s average daily net assets of Emerging Markets Equity and Emerging Wealth Equity, respectively.

The Investment Manager has contractually agreed, through at least March 1, 2018, to waive management fees and/or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) of Emerging Markets Equity and Emerging Wealth Equity to 1.05% and 1.05%, respectively, of each Fund’s average daily net assets subject to later reimbursement by the Funds in certain circumstances. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

In general, for a period of up to 36 months, the Investment Manager may recover from the Emerging Wealth Equity Fund fees waived and expenses paid pursuant to this contractual agreement, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount.

At October 31, 2017, the Funds’ expiration of recoupment is as follows:

Expiration Period	Emerging Wealth Equity
Less than 1 year	$23,855
Within 2 years	37,469
Within 3 years	46

Total Amount Subject to Recoupment	$61,370

The Trust, on behalf of the Funds, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Fund’s operations, including administration and shareholder services to each Fund. Each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service. Prior to October 1, 2016, Emerging Markets Equity and Emerging Wealth Equity did not pay an Administration fee.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

The Trust has adopted a distribution and service plan (the “Plan”) with respect to the Class N shares, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, each Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% annually of each Fund’s average daily net assets attributable to the Class N shares.

Effective October 1, 2016, for each of the Class N and Class I shares, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, any trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N and Class I shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below. Since October 31, 2016, Class Z of Emerging Markets Equity is no longer authorized to reimburse shareholder servicing fees.

Notes to Financial Statements (continued)

The impact on the annualized expense ratio for the fiscal year ended October 31, 2017, were as follows:

Fund	Maximum Annual Amount Approved	Actual Amount Incurred
Emerging Markets Equity
Class N*	0.25%	0.18%
Class I	0.15%	0.15%
Emerging Wealth Equity
Class N	0.15%	0.15%
Class I	0.15%	0.07%**

*	Effective February 27, 2017, the maximum annual rate was decreased to 0.15% from 0.25%.
**	The Investment Manager has voluntarily waived $3,592 of shareholder servicing. Without the waiver the shareholder servicing ratio would have been 0.11%.

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds family. The Trustees of the Trust who are not affiliated with an Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the fiscal year ended October 31, 2017, Emerging Markets Equity borrowed a maximum amount of $1,644,053 for 7 days paying interest of $315. The interest amount is included in the Statement of Operations as miscellaneous expense. At October 31, 2017, the Funds had no interfund loans outstanding.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended October 31, 2017, were as follows:

	Long Term Securities
Fund	Purchases	Sales
Emerging Markets Equity	$32,648,682	$35,219,845
Emerging Wealth Equity	36,445,291	37,157,353

The Funds had no purchases or sales of U.S. Government Obligations during the fiscal year ended October 31, 2017.

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in a separate omnibus account managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

At October 31, 2017, the value of the securities loaned and cash collateral received, were as follows:

Fund	Securities Loaned	Cash Collateral Received
Emerging Markets Equity	$231,969	$239,161
Emerging Wealth Equity	188,588	181,652

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

6. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program, and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

Notes to Financial Statements (continued)

The following table is a summary of the Funds’ open Repurchase Agreements that are subject to a master netting agreement as of October 31, 2017:

	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund		Financial Instruments Collateral	Cash Collateral Received	Net Amount
Emerging Markets Equity
Cantor Fitzgerald Securities, Inc.	$239,161	$239,161	—	—

Emerging Wealth Equity
Cantor Fitzgerald Securities, Inc.	$181,652	$181,652	—	—

7. REGULATORY UPDATES

On October 13, 2016, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X, which sets forth the form and content of financial statements. Effective August 1, 2017, the Funds have adopted these amendments and noted no significant impact on the financial statements and accompanying notes.

8. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements, which require an additional disclosure in or adjustment of the Funds’ financial statements .

TAX INFORMATION (unaudited)

The AMG Trilogy Emerging Markets Equity Fund and AMG Trilogy Emerging Wealth Equity Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2016/2017 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

In accordance with federal tax law, the following Funds elect to provide foreign taxes paid and the income sourced from foreign countries. Accordingly, each Fund hereby makes the following designations regarding its taxable period ended October 31, 2017:

AMG Trilogy Emerging Markets Equity Fund

•	The total amount of taxes paid and income sourced from foreign countries was $331,887 and $3,114,062, respectively.

AMG Trilogy Emerging Wealth Equity Fund

•	The total amount of taxes paid and income sourced from foreign countries was $87,338 and $968,514, respectively.

Pursuant to section 852 of the Internal Revenue Code, AMG Trilogy Emerging Markets Equity Fund and AMG Trilogy Emerging Wealth Equity Fund, each hereby designates as a capital gain distribution with respect to the taxable period ended October 31, 2017, $0 and $0, respectively, or, if subsequently determined to be different, the net capital gains of such period.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS AND SHAREHOLDERS OF THE AMG TRILOGY EMERGING MARKETS EQUITY FUND AND AMG TRILOGY EMERGING WEALTH EQUITY FUND:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AMG Trilogy Emerging Markets Equity Fund and AMG Trilogy Emerging Wealth Equity Fund (the “Funds”) as of October 31, 2017, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 27, 2017

AMG Funds

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex		Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
•	Trustee since 2012	Bruce B. Bingham, 69
•	Oversees 61 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds (2000-2012).

•	Trustee since 1999	Edward J. Kaier, 72
•	Oversees 61 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

•	Trustee since 2013	Kurt A. Keilhacker, 54
•	Oversees 63 Funds in Fund Complex	Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Elementum Ventures (2013-Present); Trustee, Gordon College (2001-2016).

•	Trustee since 2004	Steven J. Paggioli, 67
•	Oversees 61 Funds in Fund Complex	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (32 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present).

•	Trustee since 2013	Richard F. Powers III, 71
•	Oversees 61 Funds in Fund Complex	Adjunct Professor, U.S. Naval War College (2016); Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003).

•	Independent Chairman	Eric Rakowski, 59
•	Trustee since 1999	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).
•	Oversees 63 Funds in Fund Complex

•	Trustee since 2013	Victoria L. Sassine, 52
•	Oversees 63 Funds in Fund Complex	Lecturer, Babson College (2007 – Present).

•	Trustee since 2004	Thomas R. Schneeweis, 70
•	Oversees 61 Funds in Fund Complex	Professor Emeritus, University of Massachusetts (2013-Present); Partner, S Capital Wealth Advisors (2015-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, CAIA Foundation (Education) (2010-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Partner, S Capital Management, LLC (2007-2015); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013).

AMG Funds

Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex		Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
•	Trustee since 2011	Christine C. Carsman, 65
•	Oversees 63 Funds in Fund Complex	Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-Present); Director (2010-Present) and Chair of the Board of Directors (2015-Present), AMG Funds plc; Director of Harding, Loevner Funds, Inc. (9 portfolios); Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).
Officers

Position(s) Held with Fund and Length of Time Served		Name, Age, Principal Occupation(s) During Past 5 Years
•	President since 2014	Jeffrey T. Cerutti, 49
•	Principal Executive Officer since 2014	Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2014-Present); Chief Executive Officer, President and Principal Executive Officer, AMG Funds IV, (2015-Present); Chief Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Executive Officer, Aston Asset Management, LLC (2016); President, VP Distributors, (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010).
•	Chief Executive Officer since 2016

•	Chief Operating	Keitha L. Kinne, 59
	Officer since 2007	Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV, (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Funds (2012-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

•	Secretary since 2015	Mark J. Duggan, 52
•	Chief Legal Officer since 2015	Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2015-Present); Secretary and Chief Legal Officer, AMG Funds IV, (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

•	Chief Financial Officer since 2017	Thomas G. Disbrow, 51
•	Treasurer since 2017	Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).
•	Principal Financial Officer since 2017
•	Principal Accounting Officer since 2017

•	Chief Compliance Officer since 2016	Gerald F. Dillenburg, 50
Vice President, Chief Compliance Officer AMG Funds, AMG Funds LLC (2017-Present); Chief Compliance Officer AMG Funds, AMG Funds LLC (2016-2017); Chief Compliance Officer and Sarbanes Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Compliance Officer, AMG Funds IV (1996-Present); Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds IV (2016-Present); Chief Compliance Officer, Aston Asset Management, LLC (2006-2016); Chief Operating Officer, Aston Funds (2003-2016); Secretary, Aston Funds (1996-2015); Chief Financial Officer, Aston Funds (1997-2010); Chief Financial Officer, Aston Asset Management, LLC (2006-2010); Treasurer, Aston Funds (1996-2010).

•	Deputy Treasurer since 2017	John A. Starace, 47
Director, Mutual Fund Accounting, AMG Funds LLC (2017-Present); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

AMG Funds

Trustees and Officers (continued)

Position(s) Held with Fund and Length of Time Served		Name, Age, Principal Occupation(s) During Past 5 Years
•	Controller since 2017	Christopher R. Townsend, 50
Vice President, Business Finance, AMG Funds LLC (2017-Present); Head of Business Finance, AMG Funds LLC (2015-2017); Chief Financial Officer and Financial and Operations Principal, AMG Distributors, Inc. (2016-Present); Controller, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Treasurer, Chief Financial Officer, Principal Financial Officer, Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017); Chief Financial Officer, Aston Asset Management LLC (2016); Head of Finance and Accounting, Allianz Asset Management (2006-2015).

•	Anti-Money Laundering	Patrick J. Spellman, 43
	Compliance Officer since 2014	Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Anti-Money Laundering Officer, AMG Funds IV, (2016-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

•	Assistant Secretary since 2016	Maureen A. Meredith, 32
Director, Counsel, AMG Funds LLC (2017-Present); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

•	Assistant Secretary since 2016	Marc J. Peirce, 55
Director, Legal and Compliance, AMG Funds LLC (2017-Present); Vice President, Compliance Officer, AMG Funds LLC (2016-2017); Assistant Secretary, AMG Funds IV (2001-Present); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Vice President, Aston Asset Management, LLC (1998-2016); Assistant Chief Compliance Officer, Aston Asset Management, LLC (2006-2016).

Annual Renewal of Investment Management and Subadvisory Agreements

At an in-person meeting held on June 28-29, 2017, the Board of Trustees (the “Board” or the “Trustees”), and separately a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved (i) the Investment Management Agreement, as amended pursuant to letter agreements at any time prior to the date of the meeting, with AMG Funds LLC (the “Investment Manager”) for each of AMG Trilogy Emerging Markets Equity Fund and AMG Trilogy Emerging Wealth Equity Fund (each, a “Fund,” and collectively, the “Funds”) and separately each of Amendment No. 1 thereto dated July 1, 2015, and Amendment No. 2 thereto dated October 1, 2016 (collectively, the “Investment Management Agreement”) and (ii) the Subadvisory Agreement, as amended at any time prior to the date of the meeting, with the Subadviser for each Fund (collectively, the “Subadvisory Agreements”). The Independent Trustees were separately represented by independent legal counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management Agreement and the Subadvisory Agreements, the Trustees reviewed a variety of materials relating to the Funds, the Investment Manager and the Subadviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds (each, a “Peer Group”), performance information for relevant benchmark indices (each, a “Fund Benchmark”) and, as to all other matters, other information provided to them on a periodic basis throughout the year, as well as information provided in connection with the meetings of June 28-29, 2017, regarding the nature, extent and quality of services provided by the Investment Manager and the Subadviser under their respective agreements. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management and Subadvisory Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager in Board meetings relating to the performance of its duties with respect to the Funds and the Trustees’ knowledge of the Investment Manager’s management and the quality of the performance of the Investment Manager’s duties under the Investment Management Agreement and Administration Agreement. In the course of their deliberations regarding the Investment Manager, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Funds; (b) the quality of the Investment Manager’s oversight of the performance by the Subadviser of its portfolio management duties; (c) the Investment Manager’s ability to supervise the Funds’ other service providers; and (d) the Investment Manager’s compliance program. The Trustees also took into account that, in performing its functions under the Investment Management Agreement and supervising the Subadviser, the Investment Manager: performs periodic detailed analyses and reviews of the performance by the Subadviser of its obligations to each Fund, including without limitation, analysis and review of portfolio and other compliance matters and review of the Subadviser’s investment performance with respect to each Fund; prepares and presents periodic reports to the Board regarding the investment performance of the Subadviser and other information regarding the Subadviser, at such times and in such forms as the Board may reasonably request; reviews and considers any changes in the personnel of the Subadviser responsible for performing the Subadviser’s obligations and makes appropriate reports to the Board; reviews and considers any changes in the ownership or senior management of the Subadviser and makes appropriate reports to the Board; performs periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of the Subadviser; assists the Board and management of the Trust in developing and reviewing information with respect to the initial approval of the Subadvisory Agreement and annual consideration of the Subadvisory Agreement thereafter; prepares recommendations with respect to the continued retention of the Subadviser or the replacement of the Subadviser, including at the request of the Board; identifies potential successors to or replacements of the Subadviser or potential additional subadvisers, performs appropriate due diligence, and develops and presents to the Board a recommendation as to any such successor, replacement, or additional subadviser, including at the request of the Board; designates and compensates from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and performs such other review and reporting functions as the Board shall reasonably request consistent with the Investment Management Agreement and applicable law. The Trustees noted the affiliation of the Subadviser with the Investment Manager, noting any potential conflicts of interest. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and the Investment Manager’s undertaking to maintain a contractual expense limitation for each Fund. The Trustees also considered the Investment Manager’s risk management processes.

The Trustees also reviewed information relating to the Subadviser’s financial condition, operations and personnel and the investment philosophy, strategies and techniques (its “Investment Strategy”) used in managing each Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding the Subadviser’s organizational and management structure and the Subadviser’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at the Subadviser with portfolio management responsibility for each Fund, including the information set forth in the Fund’s prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by the Subadviser in the past; (b) the qualifications and experience of the Subadviser’s personnel; and (c) the Subadviser’s compliance program. The Trustees also took into account the financial condition of the Subadviser with respect to its ability to provide the services required under the Subadvisory Agreement. The Trustees also considered the Subadviser’s risk management processes.

PERFORMANCE

As noted above, the Board considered each Fund’s net performance during relevant time periods as compared to the Fund’s Peer Group and Fund

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

Benchmark and considered the gross performance of the Fund as compared to the Subadviser’s relevant performance composite that utilizes the same investment strategy and approach and noted that the Board reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as the Subadviser’s Investment Strategy. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadviser. The Board was mindful of the Investment Manager’s attention to monitoring the Subadviser’s performance with respect to the Funds and its discussions with management regarding the factors that contributed to the performance of the Funds.

With respect to AMG Trilogy Emerging Markets Equity Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class Z shares (which share class has the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year and 5-year periods ended March 31, 2017 and for the period from the Class Z shares’ inception on March 1, 2011 through March 31, 2017 was below the median performance for the Peer Group and below the performance of the Fund Benchmark, the MSCI Emerging Markets Index. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s underperformance and any actions being taken to address such performance. The Trustees noted that Class Z shares of the Fund ranked in the third quintile relative to its Peer Group for the 1-year period and in the third quartile relative to its Peer Group for the 3-year period. The Trustees concluded that the Fund’s performance is being addressed.

With respect to AMG Trilogy Emerging Wealth Equity Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance (all share classes) for the 1-year period ended March 31, 2017 and for the period from the Fund’s inception on March 19, 2015 through March 31, 2017 was below and above, respectively, the median performance for the Peer Group and below and above, respectively, the performance of the Fund Benchmark, the MSCI Emerging Markets Index. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s more recent underperformance relative to its Peer Group and the Fund Benchmark. The Trustees noted the fact that the Fund ranked in the second quintile relative to its Peer Group for the period from the Fund’s inception through March 31, 2017 and in the third quartile relative to its Peer Group for the 1-year period. The Trustees concluded that the Fund’s overall performance has been satisfactory.

ADVISORY AND SUBADVISORY FEES AND PROFITABILITY

. In considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from the Investment Manager serving as Investment Manager to a Fund), received by the Investment Manager and its affiliates attributable to managing each Fund and all the mutual funds in the AMG Funds Family of Funds, the cost of providing such services, the enterprise and entrepreneurial risks undertaken as Investment Manager and sponsor of the Funds and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees also considered the various changes in management, administrative and shareholder servicing fee rates that were implemented during the past year for the applicable Fund, noting that the Investment Manager provides administrative and shareholder services to the Funds pursuant to an Administration Agreement with the Funds. The Trustees also considered the amount of the advisory fee retained by the Investment Manager after payment of the subadvisory fee with respect to each Fund. The Trustees also noted any payments that were made from the Subadviser to the Investment Manager, and any other payments made or to be made from the Investment Manager to the Subadviser. The Trustees also considered management’s discussion of the current asset levels of the Funds, and the impact on profitability of both the current asset levels and any future growth of assets of the Funds.

In considering the cost of services to be provided by the Investment Manager under the Investment Management Agreement and the profitability to the Investment Manager of its relationship with each

Fund, the Trustees noted the undertaking by the Investment Manager to maintain a contractual expense limitation for the Funds. The Board also took into account management’s discussion of the advisory fee structure, and, as noted above, the services the Investment Manager provides in performing its functions under the Investment

Management Agreement and supervising the Subadviser. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fee at this time. Also with respect to economies of scale, the Trustees noted that as each Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

In considering the reasonableness of the subadvisory fees payable by the Investment Manager to the Subadviser, the Trustees reviewed information regarding the cost to the Subadviser of providing subadvisory services to each Fund and the resulting profitability from the relationships. The Trustees noted that, because the Subadviser is an affiliate of the Investment Manager, a portion of the Subadviser’s revenues or profits might be shared directly or indirectly with the Investment Manager. The Trustees also noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. The Board also took into account management’s discussion of the subadvisory fee structure, and the services the Subadviser provides in performing its functions under the Subadvisory Agreement. Based on the foregoing, the Trustees concluded that the profitability to the Subadviser is reasonable and that the Subadviser is not realizing material benefits from economies of scale that would warrant adjustments to the advisory and subadvisory fees at this time. Also with respect to economies of scale, the Trustees noted that as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

With respect to AMG Trilogy Emerging Markets Equity Fund, the Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2017 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2018, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.05%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

With respect to AMG Trilogy Emerging Wealth Equity Fund, the Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2017 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2018, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.05%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

*    *    *    *

After consideration of the foregoing, the Trustees also reached the following conclusions (in addition to the conclusions discussed above) regarding the Investment Management and Subadvisory Agreements: (a) the Investment Manager has demonstrated that it possesses the resources and capability to perform its duties under the Investment Management Agreement; (b) the Subadviser has the resources to perform its duties under the

Subadvisory Agreement and is qualified to manage each Fund’s assets in accordance with its investment objectives and policies; and (c) the Investment Manager and Subadviser maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Management Agreement and the Subadvisory Agreement would be in the best interests of the applicable Fund and its shareholders. Accordingly, on June 28-29, 2017, the Trustees, and separately a majority of the Independent Trustees, voted to approve the Investment Management and the Subadvisory Agreements for each Fund.

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INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.835.3879

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.835.3879

SUBADVISER

Trilogy Global Advisors, L.P.

1140 Avenue of the Americas, 18th Floor

New York, NY 10036

CUSTODIAN

The Bank of New York Mellon

111 Sanders Creek Parkway

East Syracuse, NY 13057

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

800.548.4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC website at sec.gov.

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit amgfunds.com.

amgfunds.com |	45

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG Chicago Equity Partners Small Cap Value

Chicago Equity Partners, LLC

AMG FQ Tax-Managed U.S. Equity AMG FQ Long-Short Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Company, LLC

AMG GW&K Small Cap Core AMG GW&K Small/Mid Cap AMG GW&K U.S. Small Cap Growth

GW&K Investment Management, LLC

AMG Renaissance International Equity AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value AMG River Road Dividend All Cap Value II AMG River Road Focused Absolute Value AMG River Road Long-Short AMG River Road Small-Mid Cap Value AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG SouthernSun Small Cap

AMG SouthernSun Global Opportunities AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Mid Cap Value

Systematic Financial Management, L.P.

AMG TimesSquare Emerging Markets Small Cap AMG TimesSquare International Small Cap AMG TimesSquare Mid Cap Growth AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Trilogy Emerging Markets Equity AMG Trilogy Emerging Wealth Equity

Trilogy Global Advisors, L.P.

AMG Yacktman AMG Yacktman Focused

AMG Yacktman Focused Fund - Security Selection Only AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond

AMG GW&K Enhanced Core Bond AMG GW&K Municipal Bond AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

ALTERNATIVE FUNDS

AMG Managers Lake Partners LASSO Alternative

Lake Partners, Inc.

BALANCED FUNDS

AMG Managers Montag & Caldwell Balanced

Montag & Caldwell, LLC

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors Mid Cap Growth AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Emerging Companies AMG Managers Cadence Mid Cap

Cadence Capital Management, LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management, Inc.

AMG Managers Emerging Opportunities

Lord,Abbett & Co.LLC

WEDGE Capital Management L.L.P. Next Century Growth Investors LLC RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap Growth

Essex Investment Management Co., LLC

AMG Managers Fairpointe ESG Equity AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers Guardian Capital Global Dividend

Guardian Capital LP

AMG Managers LMCG Small Cap Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell Growth AMG Managers Montag & Caldwell Mid Cap Growth

Montag & Caldwell, LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group LLC

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P. Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P. Federated MDTA LLC

AMG Managers Value Partners Asia Dividend

Value Partners Hong Kong Limited

FIXED INCOME FUNDS

AMG Managers Amundi Intermediate Government AMG Managers Amundi Short Duration Government

Amundi Smith Breeden LLC

AMG Managers Doubleline Core Plus Bond

DoubleLine Capital LP

AMG Managers Global Income Opportunity AMG Managers Loomis Sayles Bond

Loomis, Sayles & Co., L.P.

103117 AR069	| amgfunds.com

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustee Mr. Steven J. Paggioli qualifies as an Audit Committee Financial Expert. Mr. Paggioli is “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

Fund	Fiscal 2017	Fiscal 2016
AMG Trilogy Emerging Markets Equity Fund	$36,071	$43,310
AMG Trilogy Emerging Wealth Equity Fund	$35,747	$29,387

(b) Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c) Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2017	Fiscal 2016
AMG Trilogy Emerging Markets Equity Fund	$8,236	$8,236
AMG Trilogy Emerging Wealth Equity Fund	$8,332	$8,332

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2017 and $0 for fiscal 2016, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e) (1) According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)(2) None.

(f) Not applicable.

(g) The aggregate fees billed by PwC in 2017 and 2016 for non-audit services rendered to the Funds and Fund Service Providers were $97,418 and $65,440, respectively. For the fiscal year ended October 31, 2017, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $80,850 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended October 31, 2016, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $32,400 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 13.	EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG FUNDS

By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, Principal Executive Officer

Date:	January 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, Principal Executive Officer

Date:	January 8, 2018

By:	/s/ Thomas Disbrow
Thomas Disbrow, Principal Financial Officer

Date:	January 8, 2018